UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  March 10, 2021

Franchise Group, Inc.

(Exact name of registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation)	001-35588 (Commission File Number)	27-3561876 (I.R.S. Employer Identification Number)

1716 Corporate Landing Parkway, Virginia Beach, Virginia 23454

(Address of Principal Executive Offices)  (Zip Code)

(757) 493-8855

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	FRG	The NASDAQ Global Market LLC

7.50% Series A Cumulative Perpetual Preferred Stock, par value $0.01 per share and liquidation preference of $25.00 per share	FRGAP	The NASDAQ Global Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

On March 10, 2021, Franchise Group, Inc. (the “Company”) completed its acquisition (which was previously announced in the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (the “SEC”) on January 28, 2021) of Pet Supplies Plus, LLC (“Pet Supplies Plus”), pursuant to the terms of that certain Amended and Restated Equity Purchase Agreement (the “Equity Purchase Agreement”), dated March 3, 2021, by and among the Company, solely for purposes of agreeing to the covenants set forth in Section 10.19 of the Equity Purchase Agreement, Franchise Group Newco PSP, LLC, Delaware limited liability company and a subsidiary of the Company (the “Purchaser”), PSP Holdings, LLC, a Delaware limited liability company, Sentinel Capital Partners VI-A, L.P., a Delaware limited partnership, Sentinel PSP Blocker, Inc., a Delaware corporation, PSP Midco, LLC, a Delaware limited liability company (“PSP Midco”), PSP Intermediate, LLC, a Delaware limited liability company, Sentinel Capital Partners, L.L.C., a Delaware limited liability company, solely for purposes of agreeing to the covenants set forth in Section 6.8 and Section 6.9 of the Equity Purchase Agreement, and PSP Midco Holdings, LLC, a Delaware limited liability company (collectively, the “Sellers”), pursuant to which the Purchaser acquired all of the outstanding equity interests of PSP Midco (the “Transaction”).

This Current Report on Form 8-K/A amends the Current Report on Form 8-K previously filed by the Company on March 15, 2021, as amended by Amendment No. 1 filed with the SEC on April 6, 2021, related to the Company’s acquisition of Pet Supplies Plus. This Current Report on Form 8-K/A includes updated unaudited pro forma combined financial information for the Company and Pet Supplies Plus for the three months ended March 27, 2021 and the year ended December 26, 2020, which are filed herewith as Exhibit 99.1, and should be read in conjunction with the Company’s Current Report on Form 8-K previously filed on March 15, 2021, as amended by Amendment No. 1 filed with the SEC on April 6, 2021.

Item 9.01.  Financial Statements and Exhibits

(b)       Pro forma Financial Information

The unaudited pro forma combined financial statements included with this Current Report on Form 8-K/A give effect to the Transaction and the Company’s previously announced merger with American Freight Group, Inc. (the “American Freight”) and the related debt financings (collectively, the “Transactions”), including the pro forma adjustments intended to illustrate the estimated effects of the Transactions.

The unaudited pro forma combined balance sheet as of March 27, 2021 is not included with this Current Report on Form 8-K/A as the Company’s historical consolidated balance sheet as of March 27, 2021 already reflects the effects of the Transactions. The Company has presented a balance sheet as of March 27, 2021 in its Quarterly Report on Form 10-Q filed with the SEC on May 6, 2021.

The unaudited pro forma combined statement of operations for the three months ended March 27, 2021 and for the fiscal year ended December 26, 2020 combine the historical consolidated statement of operations for the three months ended March 27, 2021 and for the fiscal year ended December 26, 2020 of the Company (that includes certain post-acquisition financial information of American Freight), the pre-acquisition historical consolidated statement of operations of American Freight for the period December 30, 2019 to February 14, 2020 derived from American Freight’s books and records, the historical consolidated statement of operations for the fiscal year ended January 2, 2021 of Pet Supplies Plus giving effect to the Transactions as if they had occurred on December 29, 2019, and the historical consolidated statement of operations of Pet Supplies Plus for the period of January 3, 2021 to March 9, 2021 derived from the books and records of Pet Supplies Plus.

The unaudited pro forma combined financial information is based on various adjustments and assumptions and is not necessarily indicative of what the Company’s consolidated statement of operations actually would have been had the Transactions been completed as of the dates indicated or will be for any future periods. The unaudited pro forma financial statements do not purport to project the future financial position or operating results of the Company following the completion of the Transactions.

(d) Exhibits

The following exhibits are filed herewith:

Exhibit No.	Description of Exhibits

99.1	Unaudited pro forma combined statement of operations for the three months ended March 27, 2021 and for the fiscal year ended December 26, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANCHISE GROUP, INC.

Date: June 25, 2021	By:	/s/ Eric Seeton
Eric Seeton
Chief Financial Officer